UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 21, 2007

optionsXpress Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32419	20-1444525
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

39 S. LaSalle, Suite 220, Chicago, Illinois		60603
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-630-3300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2007, optionsXpress Holdings, Inc. ("optionsXpress") announced the promotion of David Fisher, 37, to President. Mr. Fisher had served as the Company’s Chief Financial Officer since August 2004. In that time, Mr. Fisher has been a significant contributor to all of the company’s major initiatives including the company's initial public offering, the conversion to self-clearing and the acquisition of XpressTrade, LLC. As President, Fisher will assume the responsibilities of overseeing much of the company’s day-to-day operations, including trading, customer service, legal, human resources, international, futures and brokersXpress.

Adam DeWitt, 34, was promoted to fill the role of Chief Financial Officer from Vice President of Finance, where he managed financial reporting, budgeting, investor relations and corporate development. Mr. DeWitt joined optionsXpress in March 2005. From December 2001 to March 2005, Mr. DeWitt was at JPMorgan Chase in a similar role, where he was central in integrating budgeting and financial reporting as well as tracking synergies following the merger with Bank One. As Chief Financial Officer, Mr. DeWitt will also be responsible for accounting, treasury, and other finance and administrative functions. In connection with the promotion and the company’s annual incentive compensation awards for senior executives, Mr. DeWitt was awarded 5,000 shares of restricted stock and 5,000 stock options both of which vest 1/5th on each of the first five anniversaries of the grant date.

optionsXpress also announced that Ned Bennett, one of the original founders of optionsXpress, will transition from Chief Operating Officer to Executive Vice-Chairman. In his new position, Bennett will continue to play a significant role in setting the strategic direction of the Company while remaining Chief Executive Officer of optionsXpress, Inc., the broker-dealer of optionsXpress Holdings, Inc.

The Company has not entered into any employment contract or other arrangement as a result of this appointment. A copy of the press release optionsXpress issued on March 21, 2007 announcing these changes is attached to this report as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

optionsXpress Holdings, Inc.

March 21, 2007	By:	David A. Fisher

Name: David A. Fisher
Title: President and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by optionsXpress Holdings, Inc. on March 21, 2007